SHARE BASED AND OTHER COMPENSATION	6 Months Ended	12 Months Ended
	Jun. 30, 2016	Dec. 31, 2015
Disclosure of Compensation Related Costs, Share-based Payments [Abstract]
SHARE BASED AND OTHER COMPENSATION
NOTE 11 - SHARE BASED AND OTHER COMPENSATION

Share-Based Compensation

On April 20, 2016, the Company’s Board and the Compensation Committee of the Board approved the Company’s 2016 Omnibus Incentive Plan (the “2016 Plan”). The number of shares of Common Stock authorized for issuance under the 2016 Plan is 5.0 million.

During the six months ended June 30, 2016, the Company granted 120,000 shares of restricted Common Stock to certain non-employee directors in connection with each of their appointment anniversaries pursuant to each director's  non-employee director award agreement and as Board fees for the quarter ended December 31, 2015, paid in stock in lieu of cash. During the six months ended June 30, 2016, the Company also issued (i) 10,000 restricted stock units and options to purchase 45,000 shares of Common Stock under the 2016 Plan to a newly appointed director pursuant to his non-employee director award. Additionally, during the six months ended June 30, 2016, the Company granted options to purchase a total of 3,000,000 shares of Common Stock to management and employees under the 2016 Plan.

During the six months ended June 30, 2016, certain of the Company's employees, directors and consultants forfeited 26,412 restricted stock units and 335,000 options to purchase Common Stock previously granted in connection with various terminations and forfeitures.

As a result, as of June 30, 2016, the Company had 159,583 restricted stock units, and 3,318,333 options to purchase shares of Common Stock outstanding to employees and directors. Options issued to employees vest in equal installments over specified time periods during the service period or upon achievement of certain performance based operating thresholds.

The Company requires that employees and directors pay the tax on equity grants in order to issue the shares and there is currently no cashless exercise option. As of June 30, 2016, 128,750 restricted stock units have been granted, but have not been issued.

Compensation Costs

	Three Months Ended June 30, 2016**			Three Months Ended As of June 30, 2015
	Stock Options	Restricted Stock	Total	Stock Options	Restricted Stock	Total
Stock-based compensation expensed*	$1,539,000	$39,000	$1,578,000	$1,168,000	$283,000	$1,451,000

	Six Months Ended June 30, 2016**			Six Months Ended As of June 30, 2015
(Dollar amounts in thousands)	Stock Options	Restricted Stock	Total	Stock Options	Restricted Stock	Total
Stock-based compensation expensed*	$1,731,000	$10,000	$1,741,000	$1,723,000	$341,000	$2,064,000

*	Only includes directors and employees for which the options vest over time instead of based upon performance criteria for which the performance criteria has not been met as of June 30, 2016 and 2015.
**
As of June 30, 2016, the Company has unamortized stock-based compensation costs for stock options of approximately $3.05 million and $120,000 for restricted stock.  The Company has a weighted average amortization period remaining for stock options of 1.99 years and 0.87 years for restricted stock.

Restricted Stock  Units

A summary of restricted stock unit grant activity pursuant to the 2012 EIP and the 2016 Plan for the six months ended June 30, 2016 is presented below:

	Number of Shares	Weighted Average Grant Date Price
Outstanding at January 1, 2016	186,900	$12.29
Granted	10,000	1.80
Vested and issued	(10,834)	(18.75)
Forfeited	(26,483)	(16.15)
Outstanding at June 30, 2016	159,583	$10.56

Stock Options

A summary of stock options activity for the six months ended June 30, 2016 pursuant to the Company’s equity incentive plans is presented below:

			Stock Options Outstanding and Exercisable
	Number of Options	Weighted Average Exercise Price	Number of Options Vested/ Exercisable	Weighted Average Remaining Contractual Life (Years)
Outstanding at January 1, 2016	608,333	$14.60
Granted	3,045,000	1.35
Exercised	-	-
Forfeited or cancelled	(335,000)	(10.18)
Outstanding at June 30, 2016	3,318,333	$1.27	1,258,334	8.94

The aggregate intrinsic value associated with outstanding options was $2.0 million using a Common Stock closing price of $2 at June 30, 2016. On June 24, 2016, the Company granted options to purchase a total of 3,000,000 shares of Common Stock to management and employees, of which one-third vested immediately and balance will vest evenly over two years valued using the following variables: (i) 3,000,000 options; (ii) stock price of $1.34; (iii) exercise price of $1.34; (iv) expected life of 5 years; (v) volatility of 197%; (vi) risk free rate of 1.08% for a total value of approximately $3.91 million of which approximately $1.32 million was expensed immediately and the remaining balance will be expensed over the vesting period. On January 13, 2016, the Company granted 20,000 stock options to a non-employee director, which vest in equal installments over three years and were valued using the following variables: (i) 20,000 options; (ii) stock price of $.18; (iii) exercise price of $0.18; (iv) expected life of 7 years; (v) volatility of 192.13%; (vi) risk free rate of 1.85% for a total value of approximately $36,000 which the amount is amortized over the vesting period.

NOTE 12 - SHARE BASED AND OTHER COMPENSATION

Share-Based Compensation

In September 2012, the Company adopted the 2012 Equity Incentive Plan (the “EIP”). The EIP was amended by the stockholders June 27, 2013, November 13, 2013 and December 29, 2015. As of December 31, 2015, up to 10,000,000 shares of Common Stock are authorized for grant pursuant to the EIP. Each member of the Board of Directors and the management team has been periodically awarded stock options and/or restricted stock grants, and in the future may be awarded such grants under the terms of the EIP.

The value of employee services received in exchange for an award of equity instruments are based on the grant-date fair value of the award, recognized over the period during which an employee is required to provide services in exchange for such award.

During the year ended December 31, 2015, the Company granted 114,501 shares of restricted Common Stock and 480,000 options to purchase shares of Common Stock, to employees and directors. Also during the year ended December 31, 2015, the Company forfeited or cancelled 80,741 shares of restricted Common Stock and 230,000 stock options previously issued in connection with the termination of certain employees and directors. For the year ended December 31, 2015, stock based compensation was valued at $2.66 million. As a result, as of December 31, 2015, the Company had 100,937 restricted shares of Common Stock and 608,333 options to purchase shares of Common Stock outstanding to employees and directors. Options issued to employees and directors vest in equal installments over specified time periods during the service period or upon achievement of certain performance based operating thresholds. During the year ended December 31, 2015, the Company also issued 7,500 shares of Common Stock to consultants for professional services which was not pursuant to an equity compensation plan.

During the year ended December 31, 2014, the Company granted 32,486 shares of restricted Common Stock and 215,000 stock options, to employees, directors and consultants. Also during the year ended December 31, 2014, the Company forfeited 39,067 shares of restricted Common Stock and 236,667 stock options previously issued in connection with the termination of certain employees, directors and consultants. As a result, as of December 31, 2014, the Company had 163,037 restricted shares and 358,333 options to purchase common shares outstanding to employees and directors. Options issued to employees vest in equal installments over specified time periods during the service period or upon achievement of certain performance based operating thresholds.

Compensation Costs

	As of December 31, 2015			As of December 31, 2014
(Dollar amounts in thousands)	Stock Options	Restricted Stock	Total	Stock Options	Restricted Stock	Total
Stock-based compensation expensed	$2,191	$469	$2,660	$1,242	$515	$1,757
Unamortized stock-based compensation costs	$2,091	$266	$2,357	$243	$107	$350
Weighted average amortization period remaining*	2.18	1.05		2.75	1.01

* Only includes directors and employees which the options vest over time instead of performance criteria which the performance criteria has not been met as of December 31, 2015 and 2014, respectively.

	As of December 31,
Statement of Cash Flows:	2015	2014
Common stock issued to investment bank for fees related to conversion of convertible debentures	$-	$686,250
Equity instruments issued for services and compensation	3,449,775	2,739,699
Non-equity (derivative) Bristol Warrant	-	965,016
Total non-cash compensation in Statement of Cash Flows	3,449,775	4,390,965
Fair value of warrants issued with convertible Bridge financing	1,221,711	-
Total non-cash	$4,671,486	$4,390,965

Statement of Stockholder’s Equity:
Common stock issued for BOD fees	$215,002	$-
Common stock issued for placement fees in connection with January 2014 conversion of convertible debt	-	686,250
Stock based compensation for vesting of restricted stock	468,863	514,804
Stock based compensation for issuance of stock options	2,191,274	1,242,256
Common stock issued for professional services	150,000	305,049
Fair value of warrants issued for professional services	424,636	677,590
Fair value of warrants issued with bridge financing	1,221,711	-
Total non-cash compensation in Statement of Stockholders’ Equity	4,671,486	3,425,949
Non-equity (derivative ) Bristol Warrant	-	965,016
Total non-cash	$4,671,486	$4,390,965

Restricted Stock

A summary of restricted stock grant activity for the years ended December 31, 2015 and 2014 is presented below:

	Number of Shares	Weighted Average Grant Date Price
Outstanding at January 1, 2014	202,438	23.00

Granted	32,486	26.60
Issued	(32,790)	18.80
Forfeited	(39,067)	22.70
Outstanding at December 31, 2014	163,067	24.40

Granted	114,501	9.00
Issued	(77,835)	6.60
Forfeited	(12,833)	24.50
Outstanding at December 31, 2015	186,900	12.30

As of December 31, 2015, the Company had 151,900 shares vested but unissued and total unrecognized compensation cost related to the 35,000 unvested shares of restricted stock was approximately $266,000, which is expected to be recognized over a weighted-average remaining service period of 1.05 years.

During the year ended December 31, 2015 and 2014, the Company issued restricted stock for professional services. The restricted stock issued was valued at the fair market value at the date of grant and vested over the useful life of the service contract. During the years ended December 31, 2015 and 2014 the Company amortized $469,000 and $515,000, respectively relating to these contracts.

Stock Options

A summary of stock options activity for the years ended December 31, 2015 and 2014 is presented below:

			Stock Options Outstanding and Exercisable
	Number of Options	Weighted Average Exercise Price	Number of Options Vested/ Exercisable	Weighted Average Remaining Contractual Life (Years)
Outstanding at January 1, 2014	380,000	$20.20

Granted	215,000	$26.80
Exercised	-	-
Forfeited or cancelled	(236,667)	(23.90)
Outstanding at December 31, 2014	358,333	$21.60	138,333	$4.24

Granted	480,000	$12.60
Exercised	-
Forfeited or cancelled	(230,000)	$(24.60)
Outstanding at December 31, 2015	608,333	$14.60	296,667	$4.10

As of December 31, 2015, total unrecognized compensation costs relating to the outstanding options was $3.74 million, which is expected to be recognized over the remaining vesting period of approximately 3.58 years.

The outstanding options do not have any intrinsic value at year end, as their weighted average price is greater than the trading price at December 31, 2015. The average life of the options is 3 years and has no intrinsic value as of December 31, 2014.

During the year ended December 31, 2015 and 2014, the Company issued options to purchase shares of Common Stock to certain officers and directors. The options are valued using a Black Scholes model and amortized over the life of the option. During the years ended December 31, 2015 and 2014 the Company amortized $2.19 million and $515,000, respectively relating to options outstanding.

Employment and Separation Agreements

Mr. Mirman

In connection with his appointment as the Company’s President, the Company entered into an Employment Agreement with Mr. Mirman, dated September 16, 2013. The agreement provides, among other things, that Mr. Mirman would receive an annual salary of $240,000 which was deferred until the Company successfully consummated a financing of any kind of not less than $2 million in gross proceeds. Additionally, he was granted 10,000 shares of Common Stock, which vested immediately and were fully paid and non-assessable as an inducement for joining the Company. Mr. Mirman was granted an option to purchase 60,000 shares of Common Stock, at a strike price equal to the Company’s closing share price on the September 16, 2013, to become exercisable upon the date the Company achieved certain conditions specified in the agreement. The Board determined in September 2014 that those criteria had been met and consequently the options vested. Mr. Mirman was also provided an incentive bonus package and an additional stock option grant contingent on the Company’s achievement of certain additional performance conditions. The Company engaged a third-party to complete a valuation of this incentive bonus and not having been paid out, has been recorded as a liability and valued at each reporting period.

Effective as of March 30, 2015, the Company entered into an amended and restated employment agreement with Mr. Mirman, which replaced the prior agreement. The agreement has a three year term and provides for a $100,000 cash bonus due upon signing, base compensation of $350,000 per year, plus 200,000 options to purchase shares of Common Stock where one-third of the options vest immediately and two-thirds vest in two annual installments on each of the next two anniversaries of the grant date (the “Unvested Shares”). The Unvested Shares were subject to the approval of the stockholders of an increase in the number of shares available for grant under the Plan, which was approved on December 29, 2015. The agreement also allows for additional bonuses due based on the Company’s achievement of certain performance thresholds.

Mr. Nanke

In connection with the appointment of Mr. Nanke as the Company’s Executive Vice President and Chief Financial Officer, the Company entered into an executive employment agreement with Mr. Nanke, dated March 6, 2015. Pursuant to the terms of the agreement, Mr. Nanke will serve as the Company’s Executive Vice President and Chief Financial Officer until his employment is terminated in accordance with the terms of the agreement. The agreement provides, among other things, that Mr. Nanke will receive an annual salary of $240,000. Additionally, as of the effective date of the agreement, Mr. Nanke was granted (i) 10,000 restricted shares of Common Stock; (ii) paid a cash signing bonus of $100,000; and (iii) an incentive stock option to purchase up to 75,000 shares of Common Stock, which vests in equal installments on each of the next three anniversaries of the effective date of the agreement. Mr. Nanke will also receive a cash incentive bonus if certain production thresholds are achieved by the Company and a performance bonus of $100,000 if the Company achieves certain goals set forth in the agreement. In addition, the agreement provides for the payment of severance to Mr. Nanke in connection with termination of his employment in certain circumstances, including termination by the Company without “cause” or upon Mr. Nanke’s resignation for “good reason,” in each case subject to Mr. Nanke’s execution, non-revocation and delivery of a release agreement.

Ms. Fuchs

In connection with the appointment of Ms. Fuchs as the Company’s General Counsel, the Company entered into an executive employment agreement with Ms. Fuchs dated March 16, 2015. Pursuant to the terms of the agreement, Ms. Fuchs will serve as the Company’s General Counsel until her employment is terminated in accordance with the terms of the agreement. The agreement provides, among other things, that Ms. Fuchs will receive an annual salary of $230,000. Additionally, as of the effective date of the agreement, Ms. Fuchs was granted (i) 5,000 restricted shares of Common Stock and (ii) an incentive stock option to purchase up to 30,000 shares of Common Stock, which vests in equal installments on each of the next three anniversaries of the effective date if the agreement. Ms. Fuchs will also receive a cash incentive bonus if certain production thresholds are achieved by the Company. In addition, the agreement provides for the payment of severance to Ms. Fuchs in connection with termination of her employment in certain circumstances, including termination by the Company without “cause” or upon Ms. Fuchs’s resignation for “good reason,” in each case subject to Ms. Fuchs’s execution, non-revocation and delivery of a release agreement.

Mr. Ulwelling

In connection with his original position of Principal Accounting Officer and Controller, Mr. Ulwelling entered into an employment agreement, dated as of January 19, 2012, which provided for a minimum base salary of $110,000 per year, a $15,000 signing bonus in 2012, an automatic increase of $15,000 upon achievement of specified performance targets and a grant of 2,500 shares of Common Stock to vest in equal installments over three years.

Upon his appointment to Interim Chief Financial Officer in May of 2014, Mr. Ulwelling did not immediately enter into a new employment agreement and his original employment agreement remained in effect until February of 2015, when an executive employment agreement was entered into, dated as of February 19, 2015, appointing him as the Company’s Chief Financial Officer. That agreement remained in effect as to his role of Principal Accounting Officer and Controller through the date of his resignation on October 15, 2015.

Pursuant to the terms of the agreement, Mr. Ulwelling served as the Company’s Principal Accounting Officer and Controller until his employment terminated. The agreement provided, among other things, that Mr. Ulwelling would receive an annual salary of $175,000. Additionally, as of the effective date of the agreement, Mr. Ulwelling was (i) granted an option to purchase 40,000 shares of Common Stock, with an exercise price equal to the greater of fair market value on the effective date or $25.00 per share, of which one-fourth of the option vested immediately, and the remainder of the option was to vest in equal installments on each of the next three anniversaries of the effective date. Mr. Ulwelling had the opportunity to receive a discretionary annual bonus equal to 50% of his base salary, based on achievement of annual target performance goals established by the Company’s compensation committee. In addition, the agreement provided for the payment of severance to Mr. Ulwelling in connection with termination of his employment in certain circumstances, including termination by the Company without “cause” or upon Mr. Ulwelling’s resignation for “good reason,” in each case subject to Mr. Ulwelling’s execution, non-revocation and delivery of a release agreement.

In October 2015, in connection with his resignation from all positions with the Company, Mr. Ulwelling forfeited 2,833 unvested restricted stock awards and 30,000 stock option awards.

W. Phillip Marcum

In April 2014, the Company entered into a separation agreement (the “Marcum Agreement”) with W. Phillip Marcum, its former Chief Executive Officer, in connection with his resignation from his positions with the Company. The Marcum Agreement provides, among other things, that, consistent with his resignation for good reason under his Employment Agreement, the Company would pay him 12 months of severance through payroll continuation, in the gross amount of $220,000, less all applicable withholdings and taxes, that all stock options held by Mr. Marcum as of the time of his termination would immediately vest, and that Mr. Marcum would remain eligible to receive any performance bonus granted by the Company to its senior executives with respect to Company and/or executive performance in 2013. In addition, the Marcum Agreement provides that the Company would pay Mr. Marcum $150,000 in accrued base salary for his service in 2013, less all applicable withholdings and taxes, in exchange for Mr. Marcum’s forfeiture of the 9,375 shares of unvested restricted Common Stock of the Company that was issued to Marcum in June 2013 in lieu of such base salary. Mr. Marcum may elect to apply amounts payable under the Marcum Agreement against his commitment to invest $125,000 in the Company’s previously disclosed private offering, upon stockholder approval of the participation of the Company’s officers and directors in that offering. The Marcum Agreement also contains certain mutual non-disparagement covenants, as well as certain mutual confidentiality, non-solicitation and non-compete covenants. In addition, Mr. Marcum and the Company each mutually released and discharged all known and unknown claims against the other and their respective representatives that they had or presently may have, including claims relating to Mr. Marcum’s employment. The Marcum Agreement effectively terminated the previously disclosed Employment Agreement entered into between Mr. Marcum and the Company, dated as of June 25, 2013, and all items were immediately accrued.

In connection with the Marcum Agreement, the Company reversed the 20,000 unvested options previously issued to Mr. Marcum valued at approximately $0.07 million, and reissued fully vested options, which it valued utilizing the Black Scholes option pricing model at $4 million. The Company used a Black Scholes option pricing model to value the 20,000 options which Mr. Marcum retained using the following variables: i) 20,000 options; ii) stock price $ 35.00; iii) strike price $16.00; volatility 65%; and a total value of approximately $420,000 which was expensed immediately since under the terms of the Marcum Agreement, the Company was not to be provided any additional services.

Robert A. Bell

On May 1, 2014, Robert A. Bell entered into an employment agreement with the Company, pursuant to which he became the President and Chief Operating Officer. On August 1, 2014, the Company entered into a separation agreement with Mr. Bell (the “Separation Agreement”). The Separation Agreement provides, among other things, that the Company would pay to Mr. Bell an aggregate of $100,000 in cash and issue to Mr. Bell 6,667 shares of Common Stock, in addition to satisfying the Company’s obligation to pay Mr. Bell $100,000 in cash and issue to Mr. Bell 3,333 shares of Common Stock. The Separation Agreement also contains certain mutual covenants, and reaffirms the survival of certain confidentiality provisions contained in Mr. Bell’s employment agreement. In addition, Mr. Bell and the Company each mutually released and discharged all known and unknown claims against the other and their respective representatives that they had or presently may have, including claims relating to Mr. Bell’s employment. The total amount of $206,000 was expensed in 2014.

In connection with the termination of his employment, Mr. Bell forfeited the 150,000 stock options that were unvested at the time of his termination and the Company reversed $108,000.

A .Bradley Gabbard

In May 2014, in connection with his resignation as CFO of the Company, A. Bradley Gabbard forfeited the 20,000 options that were unvested at the time of his termination, in accordance with the terms of the EIP. At the date of his resignation, the Company recorded a credit of approximately $0.07 million into the stockholder employee compensation expense account. Additionally, Mr. Gabbard forfeited his 5,208 shares of unvested restricted stock, for which the Company recorded a reversal of approximately $59,000.

Board of Directors

For the year ended December 31, 2015, in connection with the execution of amended non-employee director award agreements each non-employee director was issued 10,000 shares of restricted Common Stock for a value of $165,000 and a total of 54,501 shares of restricted Common Stock were issued as stock in lieu of cash fees and director appointment anniversary awards.

For the year ended December 31, 2015, the Company granted 135,000 options to purchase Common Stock to certain directors, net of 200,000 options granted and forfeited in 2015, described in more detail above. Additionally, the Company cancelled 30,000 options for a certain officer that is no longer with the Company.

For the year ended December 31, 2014, in connection with the execution of amended independent award agreements, each director was issued 3,125 shares of restricted Common Stock in lieu of a portion of their cash salaries, a total of 9,375 shares for three directors, for a value of $150,000.

For the year ended December 31, 2014, the Company granted 65,000 options to purchase Common Stock to certain officer and directors, net of 150,000 options granted and forfeited in 2014, described in more detail above. Additionally, the Company cancelled 86,700 options for certain officers and directors that are no longer with the Company.